THIRD AMENDMENT TO AGREEMENT
OF PURCHASE AND SALE

This THIRD AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (this “Amendment”) is made and entered into as of June 25, 2018, by and between THE REALTY ASSOCIATES FUND VIII, L.P., a Delaware limited partnership (the “Seller”), and RREEF AMERICA L.L.C., a Delaware limited liability company (the “Purchaser”).
Recitals:
A.Seller and Purchaser previously entered into that certain Agreement of Purchase and Sale dated June 1, 2018, and First Amendment to Agreement of Purchase and Sale dated as of June 11, 2018, and Second Amendment to Agreement of Purchase and Sale dated as of June 18, 2018 (collectively, hereinafter referred to as the “Contract”), for the purchase and sale of certain parcels of land and improvements located in Miami-Dade County, Florida, as is more fully described in the Contract.

B.Seller and Purchaser now desire to enter into this Amendment for the purpose of evidencing their mutual understanding and agreement regarding the amendment of the Contract in accordance with the following terms and conditions.

Terms and Conditions:

In consideration of the mutual covenants, agreements, and undertakings set forth in the Contract and in this Amendment, the sufficiency of which is hereby acknowledged, and intending to be legally bound, Seller and Purchaser agree as follows:

1.    Recitals. The foregoing Recitals are hereby incorporated as agreements of the parties hereto.

2.    Inspection Period. Section 5.1 of the Contract is hereby amended to provide that the Inspection Period shall expire at 5:00 p.m. (local time at the Property) on Wednesday, June 27, 2018.

3.    Status of Contract. Except as set forth above, the Contract remains unaltered and in full force and effect, and Seller and Purchaser do hereby ratify and confirm the Contract, as modified and amended herein.

4.    Multiple Counterparts. An executed facsimile or “PDF” of this Amendment is an acceptable form of acceptance of this Amendment and the parties may execute this Amendment in counterparts. This Amendment shall from this date forward be considered a part of the Contract.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by persons duly empowered to bind the parties to perform their respective obligations under this Amendment to be effective on the date first set forth above.

SELLER:

THE REALTY ASSOCIATES FUND VIII, L.P.,
a Delaware limited partnership

By:    Realty Associates Fund VIII LLC,
a Massachusetts limited liability company,
general partner

By: TA Realty LLC,
a Massachusetts limited liability company,        WITNESSES:
its Manager
/s/ Ridgely Provencal
By: /s/ James P. Raisides
Name:     James P. Raisides                    /s/ Greg Bonomo
Title: Sr. Vice President

By:    Realty Associates Fund VIII Texas Corporation,         WITNESSES:
a Texas corporation, general partner
/s/ Ridgely Provencal
By:    /s/ James P. Raisides
Officer                    /s/ Greg Bonomo

PURCHASER:

RREEF AMERICA L.L.C.,
a Delaware limited liability company            WITNESSES:

By: /s/ David Hamm            /s/ Jordan Pratzel
Name: David Hamm
Title: Authorized Signatory            /s/ Sumit Nihalani

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